SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 25, 2003 (February 24, 2003)


                        QUALITY DINING, INC.
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(Exact name of registrant as specified in its charter)


Indiana                    000-23420               35-1804902
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(State or other          (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


                      4220 Edison Lakes Parkway
                     Mishawaka, Indiana      46545
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:(574) 271-4600


                            Not Applicable
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(Former name or former address, if changed since last report)





ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE


     Robert C. Hudson, the Company's Vice President, Grady's
American Grill Division, has resigned to pursue other opportunities effective February 23, 2003. His responsibilities have been assumed by Lindley E. Burns, the Company's Senior Vice
President, Full Service Dining.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 25, 2003

QUALITY DINING, INC.

/s/ John C. Firth
-----------------------------
John C. Firth
Executive Vice President and
General Counsel